UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2014

Radian Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11356	23-2691170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street Philadelphia, Pennsylvania	19103
(Address of principal executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 231-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Offering. On May 7, 2014, Radian Group Inc. (the “Company”) entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”), as representative of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company an aggregate of 15,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Shares”). Under the Common Stock Underwriting Agreement, the Underwriters also had an option to purchase up to an additional 2,325,000 Shares, which the Underwriters exercised in full on May 8, 2014. The Common Stock Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions. On May 13, 2014, the Company completed the sale of 17,825,000 Shares.

The net proceeds from the sale of the Shares, after underwriting discounts and commissions and estimated offering expenses, were approximately $247.1 million. The Company intends to use the net proceeds from the sale of the Shares, together with the net proceeds from the sale of the Notes described below, to fund the purchase price for the Company’s pending acquisition of Clayton Holdings LLC and the related expenses of the transaction, to fund the early redemption of Radian Group’s $54.5 million principal amount of 5.375% Senior Notes due June 2015 (the “2015 Senior Notes”) and for working capital.

The Shares were registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-195738) (the “Registration Statement”). The material terms of the offer and sale of the Shares are described in the Company’s final prospectus supplement, as filed with the SEC on May 8, 2014, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), which supplements the Company’s prospectus, as filed with the SEC on May 6, 2014, and contained in the Registration Statement.

The foregoing description of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement, which is included as an exhibit hereto and is incorporated herein by reference.

Senior Notes Offering. On May 7, 2014, the Company also entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Goldman Sachs pursuant to which Goldman Sachs agreed to purchase from the Company $300 million aggregate principal amount of 5.500% Senior Notes due 2019 (the “Notes”). The Notes Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and Goldman Sachs, and termination and other customary provisions. On May 13, 2014, the Company completed the sale of the Notes.

The net proceeds from the sale of the Notes, after underwriting discounts and commissions and estimated offering expenses, were approximately $294.0 million. The Company intends to use the net proceeds from the sale of the Notes, together with the net proceeds from the sale of the Shares, to fund the purchase price for the Company’s pending acquisition of Clayton Holdings LLC and the related expenses of the transaction, to fund the early redemption of Radian Group’s $54.5 million principal amount of the 2015 Senior Notes and for working capital.

The Notes were issued under the Senior Indenture dated as of March 4, 2013 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of May 13, 2014 (the “Supplemental Indenture,” and the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Notes are the Company’s unsecured unsubordinated obligations. The Notes pay interest semi-annually on June 1 and December 1 at a rate of 5.500% per year and will mature on June 1, 2019.

The Company has the right to redeem the Notes, in whole or in part, at any time or from time to time prior to maturity at a redemption price equal to the greater of 100% of the aggregate principal amount of the Notes to be redeemed and a make-whole amount, which is the present value of the Notes discounted as provided in the Indenture, plus accrued interest thereon to the redemption date.

The Indenture provides for Events of Default that may, in certain circumstances, lead to the outstanding principal and unpaid interest of the Notes becoming immediately due and payable.

The Indenture contains covenants that, consistent with the terms of the Company’s 2015 Senior Notes and 9.00% Senior Notes due 2017, (i) prohibit the Company and any of subsidiaries from creating, assuming, incurring or permitting to exist any indebtedness secured by any lien on the present or future capital stock of certain of its designated subsidiaries unless, in general, the Notes are secured equally and ratably with such indebtedness for at least the time period this indebtedness is so secured; and (ii) prohibit the Company and certain of its designated subsidiaries from issuing, selling, transferring or disposing of capital stock of any designated subsidiary, except for disposing of the entire capital stock of such designated subsidiary for cash or property of at least equal fair market value, and disposing of the capital stock of any designated subsidiary for at least fair market value where the Company and its subsidiaries would own more than 80% of the issued and outstanding voting stock of such designated subsidiary.

The Notes were registered with the SEC pursuant to the Company’s Registration Statement. The material terms of the offer and sale of the Notes are described in the Company’s final prospectus supplement, as filed with the SEC on May 8, 2014, pursuant to Rule 424(b)(5) under the Securities Act, which supplements the Company’s prospectus, as filed with the SEC on May 6, 2014, and contained in the Registration Statement.

The foregoing descriptions of the Notes Underwriting Agreement and the Indenture are qualified in their entirety by reference to the Notes Underwriting Agreement and the Indenture, which are included as exhibits hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Shares and the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 7, 2014, by and between the Registrant and Goldman Sachs & Co., as representative of the several underwriters (Shares).

Exhibit 1.2	Underwriting Agreement, dated as of May 7, 2014, by and between the Registrant and Goldman Sachs & Co. (Notes).

Exhibit 4.1	Senior Indenture, dated as of March 4, 2013, between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013, and filed on March 4, 2013).

Exhibit 4.2	Second Supplemental Indenture, dated as of May 13, 2014, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 4.3	Form of Note (included as Exhibit A to the Second Supplemental Indenture in Exhibit 4.2).

Exhibit 5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding validity of the Shares.

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz regarding validity of the Notes.

Exhibit 23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2).

Exhibit 99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 13, 2014	By:	/s/ Edward J. Hoffman
		Name:	Edward J. Hoffman
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 7, 2014, by and between the Registrant and Goldman Sachs & Co., as representative of the several underwriters (Shares).

Exhibit 1.2	Underwriting Agreement, dated as of May 7, 2014, by and between the Registrant and Goldman Sachs & Co. (Notes).

Exhibit 4.1	Senior Indenture, dated as of March 4, 2013, between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013, and filed on March 4, 2013).

Exhibit 4.2	Second Supplemental Indenture, dated as of May 13, 2014, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 4.3	Form of Note (included as Exhibit A to Second Supplemental Indenture in Exhibit 4.2).

Exhibit 5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding validity of the Shares.

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz regarding validity of the Notes.

Exhibit 23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2).

Exhibit 99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

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